UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001812604
BBCMS Mortgage Trust 2020-C7
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001541480
Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001788190
Rialto Real Estate Fund IV - Debt, LP
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-226850-06	38-4149467 38-4149468 38-7250384
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 528-7479
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Cove at Tiburon Mortgage Loan, which constituted approximately 6.2% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the trust and servicing agreement, dated as of February 12, 2020, relating to the SG Commercial Mortgage Securities Trust 2020-COVE filed as Exhibit 4.4 to the registrant’s Current Report on Form 8-K filed on June 25, 2020 (the “SGCMS 2020-COVE TSA”).  Pursuant to Section 7.1(d) of the SGCMS 2020-COVE TSA, Greystone Servicing Company LLC, a Delaware limited liability company, was removed as special servicer of The Cove at Tiburon Mortgage Loan and Mount Street US (Georgia) LLP (“MSUS”), a limited liability partnership registered with the Superior Court of Cobb County, Georgia, was appointed as the successor special servicer of The Cove at Tiburon Mortgage Loan under the SGCMS 2020-COVE TSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of February 21, 2025, The Cove at Tiburon Mortgage Loan will be specially serviced, if necessary, pursuant to the SGCMS 2020-COVE TSA, by MSUS.  The principal executive offices of MSUS are located at 2839 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339 and its telephone number is (816) 787-1338.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)

/s/ Daniel Schmidt
Daniel Schmidt, CEO

Date:  February 21, 2025